Exhibit 99.1

GEMINI DIRECT INVESTMENTS, LLC

AND SUBSIDIARIES

CONSOLIDATED QUARTERLY FINANCIAL STATEMENTS

(UNAUDITED)

MARCH 31, 2021 AND 2020

GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

TABLE OF CONTENTS

MARCH 31, 2021 AND 2020

INDEPENDENT ACCOUTANTS’ REPORT

To the Member

Gemini Direct Investments, LLC and Subsidiaries

Report on the Consolidated Financial Statements

We have reviewed the accompanying consolidated financial statements of Gemini Direct Investments, LLC and Subsidiaries, which comprise the consolidated balance sheets as of March 31, 2021 and 2020, and the related consolidated statements of income, changes in member’s equity and cash flows for the three months then ended, and the related notes to the consolidated financial statements. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Accountant’s Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Service promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform certain analytical procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the consolidated financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures performed provide a reasonable basis for our conclusion.

Accountant’s Conclusion

Based on our review we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matters

As discussed in Note 10, GDI merged with Ammo, Inc. subsequent to March 31, 2021. The accompanying consolidated financial statements reflect the accounts of GDI referred to above, excluding the activity and ownership of TVP Investment, LLC, Media Lodge, Inc, Media Lodge, LLC, GDI Air I, LLC, and GDI II Air, LLC. Accordingly these special purpose financial statements are not intended to be a complete presentation of the financial position or results of operations of Gemini Direct Investments, LLC and Subsidiaries taken as a whole. Our conclusion is not modified with respect to this matter.

Atlanta, Georgia

July 13, 2021

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

MARCH 31, 2021 AND 2020

	2021	2020
	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$43,211,081	$14,260,217
Accounts receivable, net	11,872,102	3,510,764
Prepaid expenses	281,511	241,668
Total current assets	55,364,694	18,012,649
PROPERTY AND EQUIPMENT, NET	5,664,102	6,008,079
OTHER ASSETS
Intangible assets, net	36,892	45,308
Reserve account	975,000	975,000
Due from related parties	25,165,406	17,223,700
Other assets	798,822	120,815
Investment securities, at fair value	15,923,656	18,083,133
Note receivable – related party	28,500,000	28,500,000
Total other assets	71,399,776	64,947,956
TOTAL ASSETS	$132,428,572	$88,968,684
LIABILITIES AND MEMBER’S EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$4,693,848	$1,466,809
Accrued distributions	2,909,208	829,007
Due to related parties	6,597,065	6,230,950
Deferred rent	94,603	108,099
Current portion of notes payable	14,865,487	8,301,164
Total current liabilities	29,160,211	16,936,029
NONCURRENT LIABILITIES
Notes payable, net of current portion	35,040,677	49,419,549
Total noncurrent liabilities	35,040,677	49,419,549
TOTAL LIABILITIES	64,200,888	66,355,578
MEMBER’S EQUITY	68,227,684	22,613,106
TOTAL LIABILITIES AND MEMBER’S EQUITY	$132,428,572	$88,968,684

See accompanying notes to the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020

	2021	2020
	(unaudited)
REVENUES
Auction revenue	$26,324,038	$7,762,644
Shipping income	1,440,264	247,532
Banner advertising revenue	534,361	462,543
Product sales	-	197,907
Investment income	984,100	-
Other revenue	343,561	94,054
Total revenues	29,626,324	8,764,680
COST OF REVENUES
Production costs	2,424,506	828,527
Selling expenses	575,315	268,266
Total cost of revenues	2,999,821	1,096,793
GROSS PROFIT	26,626,503	7,667,887
GENERAL AND ADMINISTRATIVE EXPENSES	2,753,336	2,469,032
OPERATING INCOME	23,873,167	5,198,855
OTHER (EXPENSE) INCOME
Interest expense	(1,423,898)	(1,677,095)
Interest and dividend income	132,583	61,929
Other expense	-	(15,000)
Net other expense	(1,291,315)	(1,630,166)
NET INCOME	$22,581,852	$3,568,689

See accompanying notes to the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBER’S EQUITY

FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020

(unaudited)

MEMBER’S EQUITY AT DECEMBER 31, 2019	$21,521,971
Distributions to member	(2,477,554)
Net income	3,568,689
MEMBER’S EQUITY AT MARCH 31, 2020	$22,613,106

MEMBER’S EQUITY AT DECEMBER 31, 2020	$49,109,101
Distributions to member	(3,463,269)
Net income	22,581,852
MEMBER’S EQUITY AT MARCH 31, 2021	$68,227,684

See accompanying notes to the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020

	2021	2020
	First Quarter
	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$22,581,852	$3,568,689
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	497,783	496,146
Amortization of intangible assets	2,104	2,104
Amortization of loan costs	119,997	121,330
Changes in assets and liabilities:
Accounts receivable	(5,003,168)	(1,194,899)
Due from related parties	1,183,366	863,125
Prepaid expenses	209,094	252,801
Other assets	(612,596)	1,364
Accounts payable and accrued expenses	3,603,782	501,556
Accrued distributions	755,704	389,918
Due to related parties	(977,913)	313,127
Deferred rent	(4,461)	(2,597)
Net cash provided by operating activities	22,355,544	5,312,664

See accompanying notes to the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS – CONTINUED

FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020

	2021	2020
	First Quarter
	(unaudited)
CASH FLOWS FROM INVESTING ACTIVITIES
Property, equipment and software purchases	$(331,553)	$(367,882)
Proceeds from sales of investment securities, net	(54,310)	(324,695)
Net cash used in investing activities	(385,863)	(692,577)
CASH FLOWS FROM FINANCING ACTIVITIES
Payments on note payable	(1,750,000)	(1,750,000)
Distributions to member	(3,463,269)	(2,477,554)
Net cash used in financing activities	(5,213,269)	(4,227,554)
NET INCREASE IN CASH AND CASH EQUIVALENTS	16,756,412	392,533
CASH AND CASH EQUIVALENTS AT:
BEGINNING OF PERIOD	26,454,669	13,867,684
END OF PERIOD	$43,211,081	$14,260,217
SUPPLEMENTAL CASH FLOW DISCLOSURES
Interest paid	$1,568,680	$1,344,553

See accompanying notes to the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

1. DESCRIPTION OF BUSINESS

Organization

GB Investments, Inc. (GBI) was organized as a Delaware foreign profit company in June 2007. Until May 2019, GBI owned 100% of TVP Investments, LLC (TVP) and its wholly owned subsidiary, IA Tech, LLC and its wholly owned subsidiaries (IA Tech):

1)	Media Lodge, Inc. (until May 2019)
2)	Cloud Catalyst Technologies, LLC
3)	GunBroker.com, LLC
4)	S&T Logistics, LLC
5)	Enthusiast Commerce, LLC
6)	Outdoor Liquidators, LLC
7)	RightFit Direct, LLC
8)	Outsource Commerce, LLC

As a condition precedent to Note Agreement B (as described further in Note 6), GBI restructured effective May 2019 with the following changes:

1)	Gemini Direct Investments, LLC (GDI) was organized as a Nevada limited liability company and was established as the parent company of GBI.
2)	GBI transferred its ownership in the net assets of TVP to GDI.
3)	IA Tech transferred its ownership in the net assets of one of its subsidiaries, Media Lodge, Inc. to TVP.

Effective May 2019, the restructuring resulted in GDI owning 100% of:

1)	GBI and its wholly owned subsidiaries,
2)	TVP and its wholly owned subsidiary,
3)	Media Lodge, Inc. and its wholly owned subsidiary, GunUp Publishing, Inc. and
4)	Media Lodge, LLC, 90% owned by Media Lodge, Inc. and 10% owned by S&T Logistics, LLC.

In addition, GDI is 100% owner of GDI Air I, LLC and GDI Air II, LLC (collectively, GDI Air).

These consolidated financial statements include the financial results of GDI and subsidiaries for the three months ended March 31, 2021 and 2020 except for TVP, Media Lodge, Inc. and subsidiaries and GDI Air as described in Note 2 below.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

1. DESCRIPTION OF BUSINESS – CONTINUED

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of GDI and its wholly owned subsidiaries:

GBI, IA Tech, GunBroker.com, LLC (GunBroker), S&T Logistics, LLC, Cloud Catalyst Technologies, LLC, Enthusiast Commerce, LLC, Outdoor Liquidators, LLC, Outsource Commerce, LLC and RightFit Direct, LLC (henceforth collectively referred to as the Company).

The Company is comprised of two main business services: An internet auction website and liquidation services.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements of the Company are prepared under the accrual basis of accounting, in accordance with generally accepted accounting principles in the United States of America (GAAP) except as described below.

Departure from GAAP

The accompanying consolidated financial statements include a departure from GAAP as the accounts of its wholly owned subsidiaries, TVP, Media Lodge, Inc. and subsidiaries and GDI Air are excluded. As a result, the significant intercompany balances and transactions of these entities have not been eliminated in consolidation. The consolidation of these entities would impact the financial statements as follows:

	2021	2020
	Increase	Increase
	(unaudited)
TOTAL ASSETS	$4,181,090	$11,559,014
TOTAL LIABILITIES	(5,324,505)	(4,680,703)
TOTAL DEFICIT	(6,441,480)	(4,960,891)
TOTAL LIABILITIES AND DEFICIT	$(11,765,985)	$(9,641,594)
NET LOSS	$(194,558)	$(3,186,684)
NET CASH FLOWS	$(11,960,543)	$(12,828,278)

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements. Significant estimates include collectability of accounts receivable and depreciation of property and equipment. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company maintains cash balances with several financial institutions which are insured by the Federal Deposit Insurance Corporation within statutory limits. At March 31, 2021 and 2020, the account balances exceeded the federally insured limit by approximately $42,204,000 and $13,344,000, respectively. Management believes no significant credit risk exists at March 31, 2021 and 2020.

Revenue Recognition

In accordance with Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606), the Company adopted the new revenue recognition standard using the modified retrospective method for all contracts not completed as of the date of adoption. The adoption of ASU Topic 606 had no material impact to the Company’s financial statements.

The Company applies the following five steps:

1.	Identify the contract with a customer: A contract with a customer exists when (i) the Company enters into a contract that has been approved and the parties are committed, (ii) each party’s rights are identified, (iii) payment terms are defined, (iv) the contract has commercial substance and (v) collection is probable.

2	Identify the performance obligations in the contract: A performance obligation is identified as a promised good or service that is both distinct, meaning the customer can benefit from the good or service either on its own or together with other resources that are readily available to the customer, and are distinct in the context of the contract, meaning the transfer of the good or service is separately identifiable from other promises in the contract. If multiple goods or services are promised within a contract, the Company applies judgment to determine whether those promised goods or services are capable of being distinct and are distinct in the context of the contract. If these criteria are not met, the promised goods or services are accounted for as a single performance obligation.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

3.	Determine the transaction price: The transaction price is the amount of consideration the Company is entitled to receive in exchange for transferring goods or services to customers. The transaction price includes only those amounts to which the company has enforceable rights under the present contract. The Company estimates the amount of variable consideration that should be included in the transaction price utilizing either the expected value method or the most likely amount method. Variable consideration is included in the transaction price if, in the Company’s judgment, it is probable that a significant future reversal of cumulative revenue under the contract will not occur.

4.	Allocate the transaction price to performance obligations in the contract: If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. If multiple distinct performance obligations are identified within a single contract, the transaction price must be allocated to each separate performance obligation based on the relative stand-alone selling prices of the goods or services in the contract. The best evidence of stand-alone selling prices is the price a company charges for that good or service when the company sells it separately in similar circumstances to similar customers. However, if the goods or services are not sold separately or are only sold separately infrequently or with widely varying prices then the stand-alone selling price is estimated using either the expected cost plus a reasonable margin, an assessment of market prices for similar goods or services or the residual approach.

5.	Recognize revenue when or as the Company satisfies a performance obligation: The Company satisfies performance obligations either over time or at a point in time. Revenue is recognized at the time the related performance obligation is satisfied through the transferring of the promised good or service to the customer.

The Company recognizes revenue as follows:

Auction Revenue: Consists of optional listing fees with variable pricing components based on customer options selected from the GunBroker website and final value fees based on a percentage of the final selling price of the listed item. The performance obligation is to process the transactions as initiated by the customer. Revenue is recognized at a point in time when the transaction is processed.

Payment Processing Revenue: Consists of fees charged to customers on a transactional basis. The performance obligation is to process the transactions as initiated by the customer. The price is set by the GunBroker user agreement on the website based on stand-alone selling prices. Revenue is recognized at a point in time when the transaction is processed.

Shipping Income: Consists of fees charged to customers for shipping of sold items listed on the GunBroker website. The performance obligation is to ship the item sold as initiated by the customer. The price is set based on the third-party service provider selected to be used by the customer as well as the speed and location of shipment. Revenue is recognized at a point in time when the shipping label is printed.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Banner Advertising Revenue: Consists of fees charged to customers for advertisement placement and impressions generated through the GunBroker website. The performance obligation is to generate the number of impressions specified by the customer on banner advertisements on the GunBroker website using the placement selected by the customer. The price is set by the GunBroker user agreement on the website based on standalone selling prices, or by advertising insertion order as negotiated by media broker. If the number of impressions promised is not generated, the customer receives a refund and the refund is applied to the transaction price. Banner advertising campaigns generally run for one month, and revenue is recognized at a point in time at the end of the selected month.

Product Sales: Consists of fees charged for the liquidation of excess inventory for partner distributors. The performance obligation is to sell and ship the inventory item as initiated by the customer. The price depends on whether the inventory is a fixed price item or an auction item. For a fixed price item, the Company performs research to determine the current market rate for such an item, and the item is listed at that price. For an auction item, the price is set by what the buyer is willing to pay. The Company acts as a principal in these transactions due to the extent of control they have over the product prior to the sale. Due to the principal determination, gross revenue is recognized at a point in time when the item has been shipped.

Identity Verification: Consists of fees charged to customers for identity verification in order to gain access to the GunBroker website. The performance obligation is to process the identity verification as initiated by the customer. The price is set by the GunBroker user agreement on the website based on a stand-alone selling price. Revenue is recognized at a point in time when the identity verification is completed and is included in other revenue.

Recent Accounting Pronouncements

In February 2016 the FASB issued ASU 2016-02, Leases. This update requires the recognition of leased assets and lease obligations by lessees for those leases currently classified as operating leases under existing lease guidance. Short-term leases with a term of 12 months or less are not required to be recognized. The update also requires disclosure of key information about leasing arrangements to increase transparency and comparability among organizations. The accounting for lessors does not fundamentally change except for changes to conform and align guidance to the lessee guidance as well as to the new revenue recognition guidance in FASB ASU 2014-09. This update is effective for the Company’s fiscal year beginning January 1, 2022. The Company is currently evaluating the impact of the adoption of ASU 2016-02 on the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Cash and Cash Equivalents

The Company considers deposits that can be redeemed on demand and investments that have original maturities of less than three months, when purchased, to be cash equivalents.

Fair Value of Financial Instruments

Financial instruments, primarily cash, receivables, accounts payable and notes payable are reported at values which the Company believes are not significantly different from fair values. The Company believes no significant credit risk exists with respect to any of its financial instruments at March 31, 2021 and 2020.

Investment Securities

In accordance with FASB Accounting Standards Codification (ASC) Topic 320, Investments – Debt Securities, and ASC Topic 321, Investments – Equity Securities, investment securities are classified by management at the time of purchase and accounted for as follows:

Debt securities classified to be held to maturity are stated at cost. The Company has the positive intent and ability to hold these securities to maturity.

Other investment securities are carried at fair value with dividend and interest income reflected in net income for the three months ended March 31, 2021 and 2020. The Company has invested in securities in the form of money market funds, mutual funds and limited partnership interests.

Fair Value Measurement

The Company follows the guidance in FASB ASC Topic 820, Fair Value Measurement, as it relates to fair value measurements and disclosures. This guidance provides a framework for measuring fair value and a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that are accessible at the measurement date. This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

Level 2 inputs are inputs other than quoted prices included in Level 1 that are either directly or indirectly observable for the assets or liabilities. These inputs include: (a) quoted prices for similar assets or liabilities in inactive markets; (b) quoted prices for identical or similar assets or liabilities in markets in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly; (c) inputs other than quoted prices that are observable for the asset or liability; or (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means. If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 inputs are unobservable inputs for the assets or liabilities.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

The fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Depreciation and Amortization

Depreciation and amortization of property and equipment are calculated on the straight-line method over the assets’ estimated useful lives. The estimated useful lives of the property and equipment range from three to seven years.

Advertising Costs

The Company expenses advertising costs as incurred. These costs were approximately $31,600 and $78,800 for the three months ended March 31, 2021 and 2020, respectively.

Software Development Costs

In accordance with FASB ASC 350, Intangibles – Goodwill and Other Subtopic (350-40): Internal Use Software, internally developed internal-use computer software development costs are capitalized beginning in the period that the preliminary project stage is complete and management commits to funding the project and it is probable the project will be completed and the software will be used to perform the function intended. Capitalization ceases at the point in which the project is substantially complete and ready for its intended use. For the periods ending January 1, 2021 to March 31, 2021 and January 1, 2020 to March 31, 2020 software development cost of $411,173 and $313,661, respectively, were capitalized. Amortization of capitalized software development costs is over a five-year period using the straight-line method and amounted to $337,590 and $336,123 during the periods ended March 31, 2021 and 2020, respectively. Software development costs are reported as a component of property and equipment in the Company’s consolidated balance sheets.

Allowance for Doubtful Accounts

Management reviews historical experience, the status of accounts receivable, and an analysis of possible bad debts to determine an allowance for doubtful accounts. Accounts are generally considered past due after 60 days. Receivables are written off based on individual credit evaluation and specific circumstances of the customer if considered necessary. As of March 31, 2021 and 2020, the Company had recorded an allowance for doubtful accounts of

$1,245,176 and $705,161, respectively.

Loan Costs

In accordance with FASB ASU 2015-03, Interest - Imputation Subtopic (835-30): Simplifying the Presentation of Debt Issuance Costs, debt issuance costs related to a recognized debt liability are presented in the consolidated balance sheets as a direct deduction from the carrying amount of that debt liability and amortization expense is included in interest expense.

Loan closing costs are capitalized and amortized using the straight-line method over the life of the related loan, which approximates the effective interest method.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Intangible Assets

In accordance with accounting standards regarding business combinations and accounting for intangibles including FASB ASC 805, Business Combinations, and FASB ASC 350, Intangibles-Goodwill and Other, the Company has accounted for goodwill in a purchase business combination as the excess of the cost over the fair value of net assets acquired. The Company has elected to apply the accounting alternative set forth in FASB ASC 805 for recognition of identifiable intangible assets acquired in a business combination. Under the accounting alternative an acquirer shall not recognize separately from goodwill customer-related intangible assets unless they are capable of being sold or licensed independently from other assets of a business or noncompetition agreements. As a result, such identifiable intangible assets acquired will be amortized with goodwill over a ten-year period. In accordance with FASB ASC 350, the Company tests goodwill for impairment if an event occurs or circumstances change that indicate that the fair value of the entity may be below its carrying amount (triggering event). During the period ended January 1, 2021 to March 31, 2021 and January 1, 2020 to March 31, 2020, the Company did not recognize any impairment losses related to the goodwill recorded. Goodwill is deductible for tax purposes and will be amortized over a ten-year life. Business combinations have also resulted in other identifiable intangible assets being recognized. Amortization of identifiable intangible assets occurs over the estimated useful life of the intangible asset.

Income Taxes

GDI and all of its subsidiaries, except for GBI, are single member limited liability companies and are disregarded for federal, state and local income tax purposes. GBI is a corporation and has elected to be treated as a Qualified Subchapter S Corporation for federal income tax purposes. As a result, income or losses of the Company are reported and taxed on the personal income tax return of the member.

The Internal Revenue Service (IRS) began an examination of the GBI federal income tax returns for 2018 in the third quarter of 2020. As of March 31, 2021, the Company cannot reasonably estimate when the examination will be completed or if any material adjustments will be proposed by the IRS. As of March 31, 2021, management believes there are no uncertain tax positions as defined by FASB ASC 740, Income Taxes.

Included in distributions for the periods ended March 31, 2021 and 2020, is approximately

$8,045,000 and $1,250,000, respectively, related to GDI’s estimated income tax payments.

Events Occurring After Report Date

The Company has evaluated events and transactions that occurred between March 31, 2021 and July 13, 2021, which is the date that the consolidated financial statements were available to be issued, for possible recognition or disclosure in the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

3. INVESTMENTS

Other investment securities are valued at fair value. Fair value is not indicative of net realizable value or reflective of future fair values. Furthermore, although the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The following is a description of the valuation methodologies used for assets measured at fair value as of March 31, 2021 and 2020:

Money market funds: Valued at cost, which approximates fair value.

Mutual funds: Valued at fair value based on quoted market prices, which represents the net asset value (NAV) of shares held by the Plan at period end.

Limited partnership interests: Valued utilizing the equity method which approximates fair value. Limited partnership interests held by the Company are not actively traded.

All investments held are domestic.

The following tables present the investments subject to fair value measurement by valuation hierarchy level:

	Fair value measurements as of March 31, 2021
	Total	Level 1	Level 2	Level 3
Investment
Money market fund	$8,551,051	$8,551,051	$-	$-
Mutual funds	6,008,370	6,008,370	-	-
Limited partnerships	1,354,235	-	-	1,354,235
Other investments	10,000	10,000	-	-
	$15,923,656	$14,569,421	$-	$1,354,235

	Fair value measurements as of March 31, 2020
	Total	Level 1	Level 2	Level 3
Investment
Money market fund	$12,073,133	$12,073,133	$-	$-
Mutual funds	6,000,000	6,000,000
Other investments	10,000	10,000	-	-
	$18,083,133	$18,083,133	$-	$-

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

3. INVESTMENTS – CONTINUED

The following table sets forth a summary of changes in the fair value of the Plan’s Level 3 investment assets as of March 31, 2021:

Limited Partnerships
BALANCE, BEGINNING OF PERIOD	$845,248
Realized and unrealized gains, net	-
Issuances and settlements, net	508,987
BALANCE, END OF PERIOD	$1,354,235

During 2020 the Company invested $200,000 in subscription agreements with a Georgia state bank which represents 20,000 shares at $10 per share and 5,000 shareholder warrants. Each shareholder warrant is exercisable to acquire one share of common stock for an exercise price of $10 per share. Each shareholder warrant is transferable and expires on the fifth anniversary of the date that the bank opens for business, subject to earlier call for exercise after the third anniversary of the date that the bank opens for business by the bank’s board of directors.

During the period ending January 1, 2021 to March 31, 2021, the Company invested $508,987 in subscription agreements with a limited partnership. The Company’s total capital contribution commitment is $2,200,000.

During June 2020 the Company purchased an interest in a term loan for $2,000,000 less a 2% closing fee of $40,000. The investment accrued interest at a rate of $20,000 per month and was paid in full in March 2021.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

4. PROPERTY AND EQUIPMENT

Property and equipment consists of the following at March 31, 2021 and 2020:

	2021	2020
PROPERTY AND EQUIPMENT
Software	$14,710,792	$13,496,703
Mobile app	539,325	539,325
Equipment	1,726,296	1,633,940
Backup data center	607,825	607,825
Furniture and fixtures	663,838	663,838
Website design	2,527,138	2,287,388
Advanced retail segmentation	99,912	99,912
Fixed asset in progress	411,173	313,661
	21,286,299	19,642,592
Less: accumulated depreciation	(15,622,197)	(13,634,513)
NET PROPERTY AND EQUIPMENT	$5,664,102	$6,008,079

Depreciation and amortization expense was $497,783 and $496,146 for the three months ended March 31, 2021 and 2020, respectively. These amounts include amortization of capitalized software development costs as described in Note 2.

5. INTANGIBLE ASSETS

In December 2015 the Company entered into agreements to purchase domain names for $84,159. In accordance with FASB ASC 350, intangible assets with finite lives are amortized over the estimated useful life. The estimated useful life of the domain names is ten years.

Amortization recorded for each of the three months ended March 31, 2021 and 2020 was $2,104. Accumulated amortization at March 31, 2021 and 2020, was $47,267 and $38,851, respectively. Estimated amortization expense for intangible assets is as follows:

For the Years Ending December 31,	Amount
2022	$8,695
2023	8,695
2024	8,695
2025	10,807
Total	$36,892

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

6. DEBT

During 2019 the Company entered into a note payable agreement (Note Agreement B) with a financial institution dated May 31, 2019 which provided the Company with $65,000,000 and bears interest at a rate of 8% plus the greater of 90-day LIBOR or 2% (10% at December 31, 2020). The 90-day LIBOR resets every 90 days. Payments on Note Agreement B are payable as follows:

(i)	fixed quarterly payments of $1,750,000; and

(ii)	an annual variable prepayment equal to 75% of the prior fiscal year free cash flow as defined by Note Agreement B.

The note matures May 31, 2024 and is due and payable in full on the earlier of the maturity date or upon the occurrence of an event of default as defined by Note Agreement B. The note is collateralized by all of the Company’s consolidated assets.

The note payable balance as of March 31, 2021 and 2020 is as follows:

	2021	2020
Note payable with financial institution, maturing May 2024	$51,448,795	$59,750,000
Less current portion	(14,865,487)	(8,301,164)
Long-term portion	36,583,308	51,448,836
Less unamortized portion of loan costs	(1,542,631)	(2,029,287)
	$35,040,677	$49,419,549

As of March 31, 2021 and 2020, the gross carrying amount of loan costs was $2,443,699. Accumulated amortization amounted to $901,068 and $414,412 at March 31, 2021 and 2020, respectively. Amortization expense was $119,997 and $121,330 for the periods from January 1, 2021 to March 31, 2021 and January 1, 2020 to March 31, 2020, respectively, and is included in interest expense.

The Company must comply with certain covenants as defined in the debt agreement. As of March 31, 2021, the Company was in compliance with these covenants.

7. COMMITMENTS AND CONTINGENCIES

The Company leases its office facilities and a condo under non-cancelable operating leases that expire at various dates through 2024. In the normal course of business, it is expected that these leases will be renewed or replaced with agreements under similar terms. Lease expense amounted to $59,605 for the periods from January 1, 2021 to March 31, 2021 and January 1, 2020 to March 31, 2020.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

7. COMMITMENTS AND CONTINGENCIES – CONTINUED

Future commitments are as follows:

For the Years Ending December 31,
2021	$259,475
2022	267,257
2023	275,259
2024	39,955
Total	$841,946

In the ordinary course of business, the Company may from time-to-time be involved in various pending or threatened legal actions. The Company has a reserve account of $975,000 as of March 31, 2021 and 2020 related to a contract customer dispute. Management is of the opinion that there is no significant exposure as of the date of this report.

8. RETIREMENT PLAN

The Parent Company sponsors a 401(k) Plan. Employees are eligible to participate upon completion of six months of service. Employees may make elective deferrals up to statutory limits. The Company makes a safe-harbor contribution for each participant of 3% and has the option to make a discretionary contribution as well. For the period ended January 1, 2021 to March 31, 2021 and January 1, 2020 to March 31, 2020, Company contributions to the Plan totaled $14,738 and $13,742, respectively.

9. RELATED PARTY TRANSACTIONS

The Company has various related party receivables and payables. As of March 31, 2021, and 2020, related party receivables totaled $25,165,406 and $17,538,732, respectively. As of March 31, 2021, and 2020, related party payables totaled $6,597,065 and $6,230,950, respectively.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021 AND 2020

9. RELATED PARTY TRANSACTIONS – CONTINUED

Related party receivables are due to the Company from related entities as follows:

	2021	2020
TVP	$1,824,629	$431,676
Media Lodge, Inc.	1,478,389	846,500
Reserve for receivables from Media Lodge, Inc.	(1,334,662)	(846,500)
Media Lodge, LLC	242,746	829,193
GDI Air	1,928,725	1,928,725
Other related parties	21,025,579	14,034,106
	$25,165,406	$17,223,700

The majority of receivables from Media Lodge, Inc. have been reserved due to its Chapter 11 bankruptcy filing.

No related party payables are due to unconsolidated subsidiaries.

During 2016, the Company entered into a note receivable agreement with a related party for

$28,500,000. The note accrues interest at 1.9% per year. Interest payments are due annually at each anniversary date, and principal is due at maturity on August 23, 2036. The Company recorded interest income of approximately $133,000 during January 1, 2021 to March 31, 2021 and January 1, 2020 to March 31, 2020, respectively.

In 2013, GBI contributed $250,000 in the initial setup of a micro captive on behalf of the member. The Company paid premiums on behalf of related entities to the micro captive. Premiums of approximately $272,000 were paid by the Company for each of the periods from January 1, 2021 to March 31, 2021 and January 1, 2020 to March 31, 2020. These premiums have been allocated as expenses to the related entities. As of March 31, 2021 and 2020, related receivables and payables related to the micro captive have been eliminated in consolidation.

10. SUBSEQUENT EVENT

On April 30, 2021, GDI executed an agreement to merge with Ammo, Inc. (Ammo) and SpeedLight Group, I, LLC (SpeedLight), a wholly owned subsidiary of Ammo. As a result of the completion of the arrangement, the separate existence of GDI will cease and Ammo will continue its existence as the surviving company in the merger. The purchase included cash and stock in the surviving company.

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